UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A Information

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-12

                               Clarus Corporation
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
|X| No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1) Title of each class of securities to which transaction applies:
      (2) Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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|_|   Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1) Amount Previously Paid:

      (2) Form, Schedule or Registration Statement No.:

      (3) Filing Party:

      (4) Date Filed:

                               CLARUS CORPORATION
                               One Landmark Square
                           Stamford, Connecticut 06901

                                  May 17, 2006

To Our Stockholders:

      On behalf of the Board of Directors of Clarus Corporation, I cordially invite you to attend the Annual Meeting of Stockholders to be held on Thursday, June 22, 2006, at 10:30 a.m., Eastern Daylight Time, at our principal executive offices located at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901.

      The accompanying Notice of Meeting and Proxy Statement cover the details of the matters to be presented.

      A copy of the 2005 Annual Report is included in this mailing.

Regardless of whether you plan to attend the annual meeting, I urge you to vote by completing and returning your proxy card as soon as possible. Your vote is important. Returning your proxy card will ensure that your vote is counted if you later decide not to attend the annual meeting.

                                             Cordially,

                                             CLARUS CORPORATION

                                             Warren B. Kanders
                                             Executive Chairman of the Board of
                                             Directors

                               CLARUS CORPORATION

                    Notice of Annual Meeting of Stockholders
                            To Be Held June 22, 2006

To Our Stockholders:

      You are cordially invited to attend the Annual Meeting of Stockholders, and any adjournments or postponements thereof, of Clarus Corporation, which will be held Thursday, June 22, 2006, at 10:30 a.m. Eastern Daylight Time, at our principal executive offices located at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901, for the following purposes:

            1. To elect four members to serve on the Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified (Proposal 1);

            2. To transact such other business as may properly be brought before the meeting including proposals to adjourn or postpone the meeting.

      Stockholders of record at the close of business on May 10, 2006 are entitled to notice of and to vote at the meeting.

Your vote is important. Please sign and date the enclosed proxy card and return it promptly in the enclosed return envelope, whether or not you expect to attend the annual meeting. Returning your proxy card will ensure that your vote is counted if you later decide not to attend the annual meeting.

                                              By order of the Board of Directors

                                              Nigel P. Ekern

                                              Secretary
May 17, 2006

                               CLARUS CORPORATION
                               One Landmark Square
                           Stamford, Connecticut 06901

                              --------------------

                                 PROXY STATEMENT
                              --------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                  TO BE HELD ON

                                  June 22, 2006

                                  INTRODUCTION

Proxy Solicitation And General Information

      This Proxy Statement and the enclosed form of proxy card (the "Proxy Card") are being furnished to the holders of common stock, par value $.0001 per share, of Clarus Corporation, a Delaware corporation (which is sometimes referred to in this Proxy Statement as "Clarus," the "Company," "we," "our" or "us"), in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of Stockholders to be held on Thursday, June 22, 2006, at 10:30 a.m. Eastern Daylight Time, at our principal executive offices located at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901, and at any adjournments or postponements thereof. This Proxy Statement and the Proxy Card are first being sent to stockholders on or about May 17, 2006.

      At the meeting, stockholders will be asked:

            1. To elect four members to serve on the Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified (Proposal 1);

            2. To transact such other business as may properly be brought before the meeting including proposals to adjourn or postpone the meeting.

      The Board of Directors has fixed the close of business on May 10, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Each such stockholder will be entitled to one vote for each share of common stock held on all matters to come before the meeting and may vote in person or by proxy authorized in writing.

      Stockholders are requested to complete, sign, date and promptly return the enclosed Proxy Card in the enclosed envelope. Proxy Cards which are not revoked will be voted at the meeting in accordance with instructions contained therein. If the Proxy Card is signed and returned without instructions, the shares will be voted FOR the election of each nominee for director named in this Proxy Statement (Proposal 1). A stockholder who so desires may revoke his previously submitted Proxy Card at any time before it is voted at the meeting by: (i) delivering written notice to us at Clarus Corporation, One Landmark Square, 22nd Floor, Stamford, Connecticut 06901 attention Nigel P. Ekern, Secretary; (ii) duly executing and delivering a Proxy Card bearing a later date; or (iii) casting a ballot at the meeting. Attendance at the meeting will not in and of itself constitute a revocation of a Proxy Card.

      The Board of Directors knows of no other matters that are to be brought before the meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the meeting, the persons named in the enclosed form of Proxy Card or their substitutes will vote in accordance with their best judgment on such matters.

Record Date; Shares Outstanding And Entitled To Vote; Quorum

      Only stockholders as of the close of business on May 10, 2006 (the "Record Date") are entitled to notice of and to vote at the meeting. As of April 27, 2006, there were 17,113,622 shares of our common stock outstanding and entitled to vote, with each share entitled to one vote. See "Beneficial Ownership of Company Common Stock By Directors, Officers and Principal Stockholders" for information regarding the beneficial ownership of our common stock by our directors, executive officers and stockholders known to us to own or control 5% or more of our common stock. The presence at the meeting, in person or by duly authorized proxy, of the holders of a majority of the shares of common stock entitled to vote, constitute a quorum for this meeting.

      Our common stock is quoted on the OTC Pink Sheets Electronic Quotation Service under the symbol "CLRS.PK". As of April 27, 2006, the reported closing price for the common stock as quoted on the OTC Pink Sheets Electronic Quotation Service was $[6.95]. Stockholders are urged to obtain the current market quotation for the shares of our common stock.

Required Votes

      The affirmative vote of a plurality of the votes cast in person or by proxy is necessary for the election of directors (Proposal 1).

      An inspector of elections appointed by us will tabulate votes at the meeting. Since the affirmative vote of a plurality of votes cast is required for the election of directors, abstentions and "broker non-votes" will have no effect on the outcome of such election.

      Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from beneficial owners. If specific instructions are not received, brokers may be precluded from exercising their discretion, depending on the type of proposal involved. Shares as to which brokers have not exercised discretionary authority or received instructions from beneficial owners are considered "broker non-votes," and will be counted for purposes of determining whether there is a quorum.

Proxy Solicitation; Expenses

      Clarus will bear the costs of the solicitation of proxies for the meeting. Our directors, officers and employees may solicit proxies from stockholders by mail, telephone, telegram, e-mail, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of our common stock held of record by them and such parties will be reimbursed for their reasonable expenses.

IT IS DESIRABLE THAT AS LARGE A PROPORTION AS POSSIBLE OF THE STOCKHOLDERS' INTEREST BE REPRESENTED AT THE MEETING. THEREFORE, EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD TO ENSURE THAT YOUR STOCK WILL BE REPRESENTED. IF YOU ARE PRESENT AT THE MEETING AND DESIRE TO DO SO, YOU MAY WITHDRAW YOUR PROXY CARD AND VOTE IN PERSON BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY. PLEASE RETURN YOUR EXECUTED PROXY CARD PROMPTLY.

                 BENEFICIAL OWNERSHIP OF COMPANY COMMON STOCK BY
                 DIRECTORS, OFFICERS AND PRINCIPAL STOCKHOLDERS

      The following table sets forth as of the date hereof certain information regarding the beneficial ownership of the common stock outstanding by (i) each person known to us to own or control 5% or more of our common stock, (ii) each of our directors and nominees, (iii) each of our executive officers, and (iv) our executive officers and directors as a group. Unless otherwise indicated, each of the stockholders shown in the table below has sole voting and investment power with respect to the shares beneficially owned. Unless otherwise indicated, the address of each person named in the table below is c/o Clarus Corporation, One Landmark Square, 22nd Floor, Stamford, Connecticut 06901.


                                                                                                       Percentage
                                                                                 Common Stock            (%) of
                                   Name                                     Beneficially Owned (1)   Common Stock (2)
                                   ----                                     ----------------------   ----------------


Warren B. Kanders .........................................................      3,180,700(3)             18.6

Ashford Capital Management, Inc..
P.O. Box 4172
Wilmington, DE 19807.......................................................      1,970,800(4)             11.5

Dimensional Fund Advisors Inc.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401.....................................................      1,101,050(5)              6.4

White Rock Capital Management, L.P.
3131 Turtle Creek Boulevard, Suite 800
Dallas, Texas 75219........................................................        999,400(6)              5.8

Nicholas Sokolow ..........................................................        277,600(7)(8)           1.6

Nigel P. Ekern.............................................................        222,904(9)              1.3

Donald L. House............................................................        208,749(10)             1.2

Burtt R. Ehrlich...........................................................        202,250(11)(12)         1.2

Directors and current executive officers
as a group (5 persons) ....................................................      4,092,203(13)            23.9

--------------
*     Less than one percent.

(1) As used in this table, a beneficial owner of a security includes any person who, directly or indirectly, through contract, arrangement, understanding, relationship or otherwise has or shares (a) the power to vote, or direct the voting of, such security or (b) investment power which includes the power to dispose, or to direct the disposition of, such security. In addition, a person is deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days of April 27, 2006.

(2) The applicable percentage of beneficial ownership is based on 17,113,622 shares of common stock outstanding as of April 27, 2006.

(3) Includes Mr. Kanders' options to purchase 1,021,250 shares of common stock that are presently exercisable or exercisable within 60 days of April 27, 2006, and of which 400,000 will remain subject to lock-up restrictions after 60 days from April 27, 2006; in addition, upon Mr. Kanders' voluntary termination of employment with the Company or his termination by the Company for cause, if any of the lock-up restrictions have not yet expired, they shall each be extended for an additional five year period. Includes 500,000 unvested shares of restricted common stock, which have voting, dividend and other distribution rights.

(4) Based on a Schedule 13G/A filed by Ashford Capital Management, Inc on February 13, 2006.

(5) Based on a Schedule 13G/A filed by Dimensional Fund Advisors Inc.on February 06, 2006.

(6) Based on a Schedule 13G/A filed by White Rock Capital Management, L.P. on February 13, 2006.

(7) Includes Mr. Sokolow's options to purchase 126,250 shares of common stock that are presently exercisable or exercisable within 60 days of April 27, 2006, and of which 45,000 will remain subject to lock-up restrictions after 60 days from April 27, 2006; in addition, upon Mr. Sokolow's voluntary termination of service as a director with the Company or his termination by the Company for cause, if any of the lock-up restrictions have not yet expired, they shall each be extended for an additional five year period.

(8) Includes 151,350 shares of common stock held by ST Investors Fund, LLC, of which Mr. Sokolow is the Managing Member.

(9) Includes Mr. Ekern's options to purchase 220,000 shares of common stock that are presently exercisable or exercisable within 60 days of April 27, 2006, and of which 86,667 will remain subject to lock-up restrictions after 60 days from April 27, 2006; in addition, upon Mr. Ekern's voluntary termination of employment with the Company or his termination by the Company for cause, if any of the lock-up restrictions have not yet expired, they shall each be extended for an additional five year period. Excludes 5,882 unvested shares of restricted common stock, which have no voting, dividend and other distribution rights.

(10) Includes Mr. House's options to purchase 132,500 shares of common stock that are presently exercisable or exercisable within 60 days of April 27, 2006, and of which 45,000 will remain subject to lock-up restrictions after 60 days from April 27, 2006; in addition, upon Mr. House's voluntary termination of service as a director with the Company or his termination by the Company for cause, if any of the lock-up restrictions have not yet expired, they shall each be extended for an additional five year period.

(11) Includes Mr. Ehrlich's options to purchase 126,250 shares of common stock that are presently exercisable or exercisable within 60 days of April 27, 2006, and of which 45,000 will remain subject to lock-up restrictions after 60 days from April 27, 2006; in addition, upon Mr. Ehrlich's voluntary termination of service as a director with the Company or his termination by the Company for cause, if any of the lock-up restrictions have not yet expired, they shall each be extended for an additional five year period.

(12) Includes 13,000 shares of common stock held by a trust for the benefit of Mr. Ehrlich's children, as to which Mr. Ehrlich disclaims beneficial ownership.

(13) Includes options to purchase 1,626,250 shares of common stock that are presently exercisable or exercisable within 60 days of April 27, 2006, and of which 621,667 will remain subject to lock-up restrictions after 60 days from April 27, 2006. Also includes 500,000 unvested shares of restricted common stock, which have voting, dividend and other distribution rights. Excludes 5,882 unvested shares of restricted common stock, which have no voting, dividend and other distribution rights.

            We are unaware of any material proceedings to which any of our directors, executive officers or affiliates or any security holder, including any owner of record or beneficially of more than 5% of any class of our voting securities, is a party adverse to us or has a material interest adverse to us.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

Number

      Our Board of Directors currently consists of four directors. Our Amended and Restated Bylaws provide that our Board of Directors will consist of not less than two, nor more than seven members, the precise number to be determined from time to time by the Board of Directors. The number of directors has been set at seven by the Board of Directors. We currently have three vacant seats on our Board. We do not intend to fill the three vacant seats on our Board at this time.

      Our directors are elected annually at the Annual Meeting of Stockholders. Their respective terms of office continue until the next Annual Meeting of Stockholders and until their successors have been elected and qualified in accordance with our Amended and Restated Bylaws. There are no family relationships among any of our directors or executive officers.

Voting

      Unless otherwise specified, each Proxy Card received will be voted for the election of the four nominees for director named below to serve until the next Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified. Each of the nominees has consented to be named a nominee in this Proxy Statement and to serve as a director if elected. Should any nominee becomes unable or unwilling to accept a nomination for election, the persons named in the enclosed Proxy Card will vote for the election of a nominee designated by the Board of Directors or will vote for such lesser number of directors as may be prescribed by the Board of Directors in accordance with our Amended and Restated Bylaws.

Biographical Information for Nominees for Director

      The age and principal occupation for the past five years of each person nominated as a director is set forth below.

      Warren B. Kanders, 48, has served as one of our directors since June 2002 and as Executive Chairman of our Board of Directors since December 2002. Mr. Kanders has served as the Founder and Chairman of the Board of Armor Holdings, Inc. since January 1996 and as its Chief Executive Officer since April 2003. Mr. Kanders has served as the Executive Chairman of the Board of Net Perceptions, Inc. since April 2004 and as the Chairman of the Board of Directors of Langer, Inc. since November 2004. From October 1992 to May 1996, Mr. Kanders served as Founder and Vice Chairman of the Board of Benson Eyecare Corporation. Mr. Kanders also serves as President of Kanders & Company, Inc. ("Kanders & Company"), a private investment firm owned and controlled by Mr. Kanders that makes investments in and renders consulting services to public and private entities. Mr. Kanders received a B.A. degree in Economics from Brown University in 1979.

      Burtt R. Ehrlich, 66, has served as one of our directors since June 2002. Mr. Ehrlich has served as a director of Armor Holdings, Inc. since January 1996 and as a member of the Board of Directors of Langer, Inc. since February 2001. Mr. Ehrlich served as Chairman and Chief Operating Officer of Ehrlich Bober Financial Corp. (the predecessor of Benson Eyecare Corporation) from December 1986 until October 1992, and as a director of Benson Eyecare Corporation from October 1992 until November 1995.

      Donald L. House, 64, has served as one of our directors since January 1993. Mr. House served as Chairman of our Board of Directors from January 1994 until December 1997 and as our President from January 1993 until December 1993. Mr. House also serves on the board of directors of Carreker Corporation which is listed on the Nasdaq National Market System. Mr. House is a private investor and he serves on the board of directors of several privately-held technology companies.

      Nicholas Sokolow, 56, has served as one of our directors since June 2002. Mr. Sokolow has served as a member of the Board of Directors of Armor Holdings, Inc. since January 1996. Mr. Sokolow has also served as a member of the Board of Directors of Net Perceptions, Inc. since April 2004. Mr. Sokolow has been a partner in the law firm of Sokolow, Carreras & Associes since 1994. From June 1973 until October 1994, Mr. Sokolow was an associate and partner in the law firm of Coudert Brothers.

      The affirmative vote of a plurality of the votes cast in person or by proxy at the Annual Meeting of Stockholders is necessary for the election of directors (assuming a quorum of a majority of the outstanding shares of common stock is present).

      The Board recommends that stockholders vote FOR each of the above-named director nominees.

                            GOVERNANCE OF THE COMPANY

Corporate Governance

Our Board of Directors is committed to sound and effective corporate governance practices. The Company's management and our Board of Directors reviewed our corporate governance practices in light of the Sarbanes-Oxley Act of 2002 and the revised listing requirements of the NASDAQ National Stock Market (the "NASDAQ"). Based on that review, the Board of Directors maintains codes of ethics and conduct, corporate governance guidelines, committee charters, complaint procedures for accounting and auditing matters and an Audit Committee pre-approval policy.

Although our common stock is no longer listed on the NASDAQ and is now quoted on the OTC Pink Sheets Electronic Quotation Service under the symbol "CLRS.PK", we currently intend to continue to comply with the corporate governance practices mandated by the NASDAQ.

Corporate Governance Guidelines and Documents

      The Code of Ethics for Senior Executive and Financial Officers, the Code of Business Conduct and Ethics for Directors, Complaint Procedures for Accounting and Auditing Matters, the Corporate Governance Guidelines, the Audit Committee Pre-Approval Policy, and the Charters of our Audit, Compensation and Nominating/Corporate Governance Committees were adopted by Clarus for the purpose of promoting honest and ethical conduct, promoting full, fair, accurate, timely and understandable disclosure in periodic reports required to be filed by Clarus, and promoting compliance with all applicable rules and regulations that apply to Clarus and its officers and directors. Our Codes of Ethics and Conduct, the Complaint Procedures for Accounting and Auditing Matters, the Corporate Governance Guidelines, and the Charters of our Audit, Compensation and Nominating/Corporate Governance Committees are available at www.claruscorp.com, our Internet website, at the tab "Corporate Governance". In addition, you may request a copy of any such materials, without charge, by submitting a written request to: Clarus Corporation, attention the Secretary, One Landmark Square, 22nd Floor, Stamford, Connecticut 06901.

Board of Directors

      Our Board of Directors is currently comprised of the following four members: Warren B. Kanders, Burtt R. Ehrlich, Nicholas Sokolow and Donald L. House. During fiscal 2005, the Board of Directors held four meetings and had standing Audit, Compensation and Nominating/Corporate Governance Committees. During fiscal 2005, all of the directors then in office attended at least 75% of the total number of meetings of the Board of Directors and the Committees of the Board of Directors on which they served. All but one of the members of our Board of Directors, who was also a director at the time, attended last year's Annual Meeting of Stockholders meeting which was held on June 21, 2005.

Director Independence

      In accordance with the listing requirements of the NASDAQ, the Board of Directors has evaluated each of its directors' independence from Clarus based on the definition of "independence" established by the NASDAQ. Based on the Board's review and the NASDAQ definition of "independence", the Board has determined that the Board is currently comprised of a majority of independent directors, consisting of each of the following directors: Messrs. Ehrlich, Sokolow and House. The Board has also determined that each of the members of our Audit Committee is "independent" for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Stockholder Communications

      Stockholders may send communications to the Board by writing to the Board of Directors or any committee thereof at Clarus Corporation, attention the Secretary, One Landmark Square, 22nd Floor, Stamford, Connecticut 06901. The Secretary will distribute all stockholder communications to the intended recipients and/or distribute to the entire Board, as appropriate.

      In addition, stockholders may also contact any non-management director as a group or any individual director by writing to the non-management directors or the individual director, as applicable, at Clarus Corporation, One Landmark Square, 22nd Floor, Stamford, Connecticut 06901.

Complaints, Accounting, Internal Accounting or Auditing or Related Matters

      Complaints and concerns about accounting, internal accounting controls or auditing or related matters pertaining to the Company may be submitted by writing to the Chairman of the Audit Committee as follows: Clarus Corporation, attention Chairman of the Audit Committee, One Landmark Square, 22nd Floor, Stamford, Connecticut 06901. Complaints may be submitted on a confidential and anonymous basis by sending them in a sealed envelope marked "Confidential."

Audit Committee

      The functions of the Audit Committee are to recommend to the Board of Directors the appointment of independent auditors, pre-approve all services to be performed by the Company's independent auditors and to analyze the reports and recommendations of such auditors. The committee also monitors the adequacy and effectiveness of our financial controls and reporting procedures and the performance of our independent auditors. Our Audit Committee is currently comprised of Messrs. House, Ehrlich and Sokolow, with Mr. House serving as the Chairman. All of the members of our Audit Committee were determined by the Board to be independent of Clarus based on the NASDAQ's definition of "independence". Our Board of Directors currently does not have an audit committee financial expert (as such term is defined under the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder) serving on its Audit Committee. However, the Board of Directors is looking for and considering candidates to appoint to the Board of Directors and the Audit Committee who will serve on the Audit Committee as an audit committee financial expert. The Audit Committee met four times during fiscal 2005. The Board of Directors has adopted a written Charter for the Audit Committee, a copy of which was attached to our Proxy Statement for the Annual Meeting of Stockholders held on June 24, 2004 and is available at www.claruscorp.com, our Internet website, at the tab "Corporate Governance".

Compensation Committee

      The purpose of the Compensation Committee is to recommend to the Board of Directors the compensation and benefits of our executive officers and other key managerial personnel. Our Compensation Committee is currently comprised of Messrs. Ehrlich and Sokolow, with Mr. Sokolow serving as the Chairman, both of whom were determined by the Board to be independent of Clarus. The Compensation Committee does not meet on a regular basis, but only as circumstances require. The Compensation Committee met once during fiscal 2005.

Nominating/Corporate Governance Committee

      The purpose of the Nominating/Corporate Governance Committee is to identify, evaluate and nominate candidates for election to the Board of Directors as well as review Clarus' corporate governance guidelines and other related documents for compliance with applicable laws and regulations such as the Sarbanes-Oxley Act of 2002 and the NASDAQ's listing requirements. The Nominating/Corporate Governance Committee will consider nominees recommended by stockholders. The names of such nominees should be forwarded to Clarus Corporation, attention the Secretary at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901, who will submit them to the committee for its consideration. See "Requirements For Submission of Stockholder Proposals, Nomination of Directors and Other Business of Stockholders" for information on certain procedures that a stockholder must follow to nominate persons for election as directors. Our Nominating/Corporate Governance Committee is currently comprised of Messrs. Ehrlich, House and Sokolow, with Mr. Ehrlich serving as the Chairman, all of whom were determined by the Board to be independent of Clarus. The functions of the Nominating/Corporate Governance Committee were considered at and acted upon by the entire Board of Directors during its meetings in 2005. A copy of the Nominating/Corporate Governance Committee's Charter is available on our Internet website at www.claruscorp.com, at the tab "Corporate Governance".

      The Company believes that candidates for the Board of Directors should possess fundamental qualities of intelligence, honesty, good judgment and high ethics; have no conflict of interest or legal impediment which would interfere with the duty of loyalty owed to Clarus and its stockholders; and have the ability and willingness to spend the time required to function effectively as a director of Clarus. The Nominating/Corporate Governance Committee may engage third-party search firms from time to time to assist it in identifying and evaluating nominees for director. The Nominating/Corporate Governance Committee evaluates nominees recommended by stockholders, by other individuals and by the search firms and reviews biographical information furnished by or about the potential nominees to determine whether they have the experience and qualities discussed above.

Compensation of Directors

      Our directors other than Mr. Kanders who is compensated pursuant to his employment agreement (which is described in greater detail below under the heading "Employment Agreements"), are entitled to receive a payment of $2,000 for each regular and special meeting of the Board of Directors attended either in person or telephonically, provided, however, no member shall be compensated for any telephonic meeting lasting less than one hour nor for any committee meetings of the Board of Directors.

Involvement in Certain Legal Proceedings

      No director, executive officer, or person nominated to become a director or executive officer has, within the last five years: (i) had a bankruptcy petition filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for, any business of such person or entity with respect to which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) been convicted in a criminal proceeding or is currently subject to a pending criminal proceeding (excluding traffic violations or similar misdemeanors); (iii) been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities or practice; (iv) been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      The Board of Directors has appointed an Audit Committee consisting of three directors. Each of the members of the Audit Committee is independent from Clarus and is financially literate as that qualification is interpreted by the Board of Directors. The Board of Directors has adopted a written charter with respect to the Audit Committee's roles and responsibilities.

      Management is responsible for Clarus' internal controls and the financial reporting process. The external auditor is responsible for performing an independent audit of Clarus' consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

      The Audit Committee has had various discussions with management and the independent auditors. Management represented to us that Clarus' consolidated financial statements were prepared in accordance with generally accepted accounting principles applied on a consistent basis, and we have reviewed and discussed the quarterly and annual earnings press releases and consolidated financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), as amended, and Rule 2-07 (Communication With Audit Committees) of Regulation S-X.

      The Audit Committee has received the written disclosures from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the independent auditors their independence from Clarus and its management. The Audit Committee also considered whether the independent auditors' provision of audit and non-audit services to Clarus is compatible with maintaining the independent auditors' independence.

      The Audit Committee discussed with the independent auditors the overall scope and plans for its audit. The Audit Committee discussed with the independent auditors, with and without management present, the results of its examinations, the evaluations of Clarus' internal controls, and the overall quality and integrity of financial reporting.

      Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in Clarus' Annual Report on Form 10-K for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors:

      Donald House - Chairman
      Nicholas Sokolow
      Burtt Ehrlich

Principal Accountant Fees and Services

      Aggregate fees for professional services rendered for Clarus by KPMG LLP for the fiscal years ended December 31, 2005 and 2004 were:

                                            2005                            2004
                                            ----                            ----

Audit Fees                              $225,000                        $248,614

Audit Related Fees                        13,000                          11,500

Tax Fees                                  17,347                          61,553
                                        --------                        --------

Total                                   $255,347                        $321,667
                                        ========                        ========

Audit Fees

      The  Audit  Fees  for  the  years  ended   December  31,  2005  and  2004,
respectively, were for professional services rendered for the audit of our consolidated financial statements for the fiscal years ended December 31, 2005 and 2004, as applicable and for the review of our consolidated financial statements included in our quarterly reports on Form 10-Q for fiscal 2005 and 2004, as applicable. In addition, the Audit Fees also include fees for services rendered to us by KPMG LLP for statutory and subsidiary audits, consents, income tax provision procedures and assistance with review of documents filed with the Securities and Exchange Commission.

Audit Related Fees

      The Audit Related Fees as of the fiscal years ended December 31, 2005 and 2004, respectively, were for assurance and related services related to documents filed with the Securities and Exchange Commission, employee benefit plan audits, internal control reviews, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

Tax Fees

      Tax Fees as of the fiscal years ended December 31, 2005 and 2004, respectively, were for services related to tax compliance, including the preparation of tax returns and extensions, and claims for refund, tax planning and advice, including assistance with tax services for employee benefit plans, expatriate, net operating loss and sales tax matters and requests for rulings or technical advice from tax authorities.

Auditor Independence

      The Audit Committee has considered the non-audit services provided by KPMG LLP and determined that the provision of such services had no effect on KPMG LLP's independence from Clarus.

Audit Committee Pre-Approval Policy and Procedures

      The Audit Committee must review and pre-approve all audit and non-audit services provided by KPMG LLP, our independent auditors, and has adopted a Pre-Approval Policy. In conducting reviews of audit and non-audit services, the Audit Committee will determine whether the provision of such services would impair the auditor's independence. The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. Any proposed services exceeding pre-approved fee ranges or limits must be specifically pre-approved by the Audit Committee.

      Requests or applications to provide services that require pre-approval by the Audit Committee must be accompanied by a statement of the independent auditors as to whether, in the auditor's view, the request or application is consistent with the Securities and Exchange Commission's rules on auditor independence. Each pre-approval request or application must also be accompanied by detailed documentation regarding the specific services to be provided.

      Since the adoption of the Pre-Approval Policy by the Audit Committee on March 11, 2004, the Audit Committee has not waived the pre-approval requirement for any services rendered by KPMG LLP to Clarus.

Appointment of Independent Public Accountant

      The firm of KPMG LLP, certified public accountants, has been the Company's independent public accountant since fiscal year 2001. Our Board of Directors has selected KPMG LLP to audit our financial statements for fiscal year 2006. We are not asking stockholders to ratify the appointment of KPMG LLP as our independent accountants to audit our financial statements for fiscal year 2006. Ratification of the independent accountant is not required by our Amended and Restated Bylaws, our Charter of the Audit Committee or applicable law.

      Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement, if they so desire, and to respond to appropriate questions from stockholders.

                               EXECUTIVE OFFICERS

      The following table sets forth the name, age and position of each of our executive officers as of the date hereof. Our executive officers are appointed by and serve at the discretion of the Board of Directors of Clarus.

Name                      Age      Position
----                      ---      --------

Warren B. Kanders         48       Executive Chairman of the Board of Directors

Nigel P. Ekern            41       Chief Administrative Officer and Secretary

      See "Biographical Information for Directors" for biographical information with respect to Warren B. Kanders.

      Nigel P. Ekern has been Chief Administrative Officer and Secretary of the Company since December 2002. Mr. Ekern has served as the Chief Administrative Officer and Secretary of Net Perceptions, Inc. since April 2004. From January 2000 until joining the Company, Mr. Ekern served as a Partner at Dubilier & Company, a New York-based private investment firm. From June 1998 until January 2000, Mr. Ekern served as an investment advisor at Caravelle Advisors, an investment management affiliate of CIBC World Markets. From September 1996 until June 1998, Mr. Ekern served as an investment banker at CIBC World Markets. Mr. Ekern graduated with an A.B. from Dartmouth College in 1987 and an M.B.A. and a J.D. from New York University in 1993.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

      The following summary compensation table sets forth information concerning the compensation earned by our two executive officers, our Executive Chairman of the Board of Directors and our Chief Administrative Officer, during fiscal 2005, 2004 and 2003 (collectively, the "Named Executive Officers").


                                                 Annual Compensation (1)         Long-Term Compensation
                                                -------------------------    -----------------------------
                                                                               Restricted      Securities
                                     Fiscal                                      Stock         Underlying
Name and Principal Position           Year       Salary($)      Bonus($)      Award(s)($)      Options(#)
----------------------------        -------     -----------    ----------    -----------------------------

Warren B. Kanders                     2005        250,000         --              --              --
   Executive Chairman of the          2004        250,000         --              --              --
   Board of Directors                 2003        250,000         --           2,680,000          --

Nigel P. Ekern                        2005        200,000       175,000           --              --
   Chief Administrative Officer       2004        175,000       150,000           50,000(2)       --
                                      2003        175,000       100,000           25,000(3)     20,000(4)

(1) In accordance with the rules of the Securities and Exchange Commission, the compensation set forth in the table does not include medical insurance, group life insurance or other benefits, securities or property that do not exceed the lesser of $50,000 or 10% of the person's salary and bonus shown in the table
(2) Represents the value of 5,882 shares of restricted common stock granted on March 15, 2005 (2005 compensation which has been included as compensation in fiscal 2004).
(3) Represents the value of 2,904 shares of restricted common stock granted on March 10, 2004 (2004 compensation which has been included as compensation in fiscal 2003).
(4) Represents options to purchase shares of common stock granted on March 10, 2004 (2004 compensation which has been included as compensation in fiscal
      2003).

Options Granted in Fiscal 2005

      We did not make any grants of stock options or stock appreciation rights to the Named Executive Officers during 2005.

Aggregate Option Exercises in Fiscal 2005 and Fiscal Year End Option Values

      The table below sets forth information regarding unexercised options held by our Named Executive Officers as of December 31, 2005. There were no options exercised by our Named Executive Officers during the year ended December 31, 2005.

                                                               Number of Securities            Value of Underlying
                                                              Underlying Unexercised         In-the-Money Options at
                               Shares                         Options at 12/31/05(#)               12/31/05 (2)
                              Acquired          Value     -----------------------------   ----------------------------
                            On Exercise       Realized                         Non-                           Non-
 Name                           (#)            ($)(1)        Exercisable   Exercisable     Exercisable    Exercisable
 ---------------------     -------------     ----------   --------------  -------------   -------------  -------------

Warren B. Kanders               --              --           1,021,250         --            $990,150         --
    Executive Chairman
    of the Board
    of Directors

 Nigel P. Ekern                  --              --             220,000         --            $600,000         --
    Chief
    Administrative
    Officer

(1) The value realized on option exercises is calculated based on the fair market value per share of common stock on the date of exercise less the applicable exercise price.

(2) The value of unexercised "in-the-money" options held at December 31, 2005 represents the total gain which would be realized if all of the "in-the-money" options held at December 31, 2005 were exercised, and is determined by multiplying the number of shares of common stock underlying the options by the difference between $8.35, which was the average of high and low bids for our common stock as reported by OTC Pink Sheets Electronic Quotation Service on December 31, 2005, and the applicable per share option exercise price. An option is "in-the-money" if the fair market value of the underlying shares exceeds the exercise price of the option.

                              EMPLOYMENT AGREEMENTS

Warren B. Kanders

      In December 2002, we entered into an employment agreement with Warren B. Kanders, which provides that he will serve as Clarus' Executive Chairman of the Board of Directors and devote as much of his time as is necessary to perform such duties for a three-year term that was extended on May 1, 2006 and is subject to termination at anytime by the Company or Mr. Kanders. The agreement provides for an annual base salary of $250,000. In addition, Mr. Kanders is entitled, at the discretion of our Board of Directors, to performance bonuses which may be based upon a variety of factors and to participate in our stock incentive plans and other bonus plans adopted by us. We also maintain term life insurance on Mr. Kanders in the amount of $2,000,000 for the benefit of his designees. In connection with his employment agreement, in December 2002, Mr. Kanders received ten-year options to purchase up to (i) 200,000 shares of the Company's common stock, at an exercise price of $5.35 per share; (ii) 400,000 shares of the Company's common stock, at an exercise price of $7.50 per share; and (iii) 400,000 shares of the Company's common stock, at an exercise price of $10.00 per share. On April 11, 2003, Mr. Kanders received a grant of 500,000 restricted shares of the Company's common stock, with full voting, dividend, distribution and other rights, which vest and become nonforfeitable if Mr. Kanders is an employee and/or a director of the Company or a subsidiary or affiliate of the Company on the earlier of (i) the date the closing price of the Company's common stock, as listed or quoted on any national securities exchange or NASDAQ, shall have equaled or exceeded $15.00 per share for each of the trading days during a ninety (90) consecutive day period, or (ii) the tenth
(10th) anniversary of the date of grant; provided however that all of the restricted shares immediately vest and become nonforfeitable, upon a "change in control" or in the event Mr. Kanders' employment with the Company is terminated without "cause". On December 30, 2005, our Board of Directors accelerated the vesting of 400,000 unvested stock options previously awarded to Mr. Kanders pursuant to his employment agreement. In connection with such acceleration of unvested stock options, Mr. Kanders entered into a lock-up, confidentiality and non-competition agreement with the Company.

Nigel P. Ekern

      In December 2002, we entered into an employment agreement with Nigel P. Ekern, which is effective as of November 25, 2002, which provides that he will serve as our Chief Administrative Officer and devote as much of his time as is necessary to perform such duties for a three-year term that was extended on May 1, 2006 and is subject to termination at anytime by the Company or Mr. Ekern. Mr. Ekern's employment agreement with us otherwise remains in full force and effect. During 2005, Mr. Ekern received an aggregate base salary of $200,000, an increase of $25,000 above the $175,000 base salary he is to receive in accordance with his employment agreement. Under the terms of his employment agreement with us, in December 2002, Mr. Ekern received ten-year options to purchase up to 200,000 shares of the Company's common stock, at an exercise price of $5.35 per share. In addition, Mr. Ekern is entitled, at the discretion of our Board of Directors, to performance bonuses which may be based upon a variety of factors and to participate in our stock incentive plans and other bonus plans adopted by us. We also maintain a term life insurance on Mr. Ekern in the amount of $2,000,000 for the benefit of his designees. On December 30, 2005, our Board of Directors accelerated the vesting of 93,334 unvested stock options previously awarded to Mr. Ekern pursuant to his employment agreement. In connection with such acceleration of unvested stock options, Mr. Ekern entered into a lock-up, confidentiality and non-competition agreement with the Company.

      In the event Mr. Ekern is terminated by the Company upon a "change in control", he is entitled to receive accrued base compensation through the date of such termination and will also be entitled to acceleration of the vesting on all options to purchase shares of common stock. In the event Mr. Ekern is terminated by the Company without "cause," he is entitled to receive his base compensation twelve months after such termination. Mr. Ekern has also agreed to certain confidentiality and non-competition provisions.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      In September 2003, the Company and Kanders & Company, an entity owned and controlled by the Company's Executive Chairman, Warren B. Kanders, entered into a 15-year lease with a five-year renewal option, as co-tenants to lease approximately 11,500 square feet in Stamford, Connecticut. The Company and Kanders & Company have initially agreed to allocate the total lease payments of $24,438 per month on the basis of Kanders & Company renting 2,900 square feet initially for $6,163 per month, and the Company renting 8,600 square feet initially for $18,275 per month, which are subject to increases during the term of the lease. Rent expense is recognized on a straight line basis. The lease provides the co-tenants with an option to terminate the lease in years eight and ten in consideration for a termination payment. The Company and Kanders & Company agreed to pay for their proportionate share of the build-out construction costs, fixtures, equipment and furnishings related to preparation of the space. In connection with the lease, the Company obtained a stand-by letter of credit in the amount of $850,000 to secure lease obligations for the Stamford facility. Kanders & Company reimburses the Company for a pro rata portion of the approximately $5,000 annual cost of the letter of credit.

      The Company provides certain telecommunication, administrative and other office services as well as accounting and bookkeeping services to Kanders & Company that are reimbursed by Kanders & Company. Such services aggregated $107,000 during the year ended December 31, 2005. During the year ended December 31, 2005, the Company paid approximately $35,000 to Kanders Aviation LLC, an affiliate of the Company's Executive Chairman, Warren B. Kanders, relating to aircraft travel by directors and officers of the Company for potential redeployment transactions.

      As of December 31, 2005, the Company had outstanding a payable of approximately $13,225 to Kanders & Company which was paid in January 2006.

      Also during the year ended December 31, 2005, the Company was reimbursed by Net Perceptions, Inc. ("Net Perceptions") an aggregate of $34,600 for telecommunication, professional and general office expenses which Clarus incurred on behalf of Net Perceptions. Warren B. Kanders, our Executive Chairman, also serves as the Executive Chairman of Net Perceptions.

      In the opinion of management, the rates, terms and considerations of the transactions with the related parties described above are at least as favorable as those we could have obtained in arms length negotiations or otherwise are at prevailing market prices and terms.

                 REPORT ON FISCAL 2005 EXECUTIVE COMPENSATION BY
                           THE COMPENSATION COMMITTEE

Overview

      The Compensation Committee of the Board of Directors assists the Board in establishing compensation packages for Clarus' executive officers and non-employee directors and administering Clarus' incentive plans. The Compensation Committee has the authority to retain and terminate any independent compensation consultant and to obtain independent advice and assistance from internal and external legal, accounting and other advisors. From time to time, the Compensation Committee reviews our compensation packages to ensure that they remain competitive with the compensation packages offered by similarly-situated companies and continue to incentivize management and align management's interests with those of our stockholders. The Compensation Committee is comprised of two independent directors. Each member of the Compensation Committee meets the independence requirements specified by the NASDAQ and by
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "IRC").

Compensation Policies

      The Compensation Committee is responsible for setting and administering the policies which govern annual executive salaries, raises and bonuses and certain awards of stock options and common stock, and such responsibility is generally limited to the actions taken by the Compensation Committee, although the full Board may determine annual executive salaries, raises and bonuses as well as grants of stock options and common stock without having first received recommendations from the Compensation Committee. The general philosophy of our executive compensation program is to attract and retain talented management while ensuring that our executive officers are compensated in a way that advances the interests of our stockholders. In pursuing these objectives, the Compensation Committee believes that it is critical that a substantial portion of each executive officer's compensation be contingent upon our overall performance. The Compensation Committee is also guided by the principle that our compensation packages must be competitive, must support our overall strategy and objectives, and must provide significant rewards for outstanding financial performance while establishing clear consequences for underperformance. Annual bonuses and long-term awards for our executive officers should take into account not only objective financial goals, but also individual performance goals that reinforce our core values, which include leadership, accountability, ethics and corporate governance. It is the Compensation Committee's responsibility to make recommendations to the Board with respect to non-Executive Chairman and non-Chief Administrative Officer compensation and, either alone or with the other independent members of our Board, to determine and approve our Executive Chairman's and Chief Administrative Officer's compensation. In addition, the Compensation Committee periodically reviews our incentive compensation and other stock-based compensation programs and recommends changes in such plans to the Board as needed.

      In determining the compensation packages for our executive officers and non-employee directors, the Compensation Committee and the Board have evaluated the history and performance of Clarus, previous compensation practices and packages awarded to Clarus' executive officers and non-employee directors, and what other companies might pay the executive officers and non-employee directors for his or her services.

Compensation Program Components

      Our executive compensation program emphasizes company performance, individual performance and an increase in stockholder value over time in determining executive pay levels. Our executive compensation program consists of three key elements: (i) annual base salaries; (ii) a performance-based annual bonus; and (iii) periodic grants of stock options and restricted stock. The Compensation Committee believes that this three-part approach best serves our and our stockholders' interests by motivating executive officers to improve our financial position, holding executives accountable for the performance of the organizations for which they are responsible and by attracting key executives into our service. Under our compensation program, annual compensation for executive officers are composed of a significant portion of pay that is "at risk" -- specifically, the annual bonus, stock options and restricted stock. The Compensation Committee believes that these "at risk" awards align the interests of our executive officers with the interests of our stockholders since the grant of these awards relate directly to stock price appreciation realized by all our stockholders.

      Base Salary. In reviewing and approving the base salaries of our executive officers, the Compensation Committee considers the scope of work and responsibilities, past and current contributions and performance to Clarus, and other individual-specific factors; the recommendation of the Executive Chairman and Chief Administrative Officer (except in the case of their own compensation); what other companies might pay the executive for his or her services; and the executive's experience. Except where an existing agreement establishes an executive's salary, the Compensation Committee reviews executive officer salaries annually at the end of the fiscal year and establishes the base salaries for the upcoming fiscal year.

      Annual Cash Bonus. In reviewing and approving the annual performance-based annual bonus for our executive officers, the Compensation Committee considers an executive's contribution to the overall performance of the Company and attainment of any milestones or performance targets which may be set by the Board from time to time.

      Stock Options and Restricted Stock. Executive officers of Clarus and other key employees who contribute to the growth, development and financial success of Clarus are eligible to be awarded stock options to purchase our common stock, shares of restricted common stock, and bonuses of shares of common stock under our 2005 Stock Incentive Plan. Awards under our 2005 Stock Incentive Plan help relate a significant portion of an employee's long-term remuneration directly to stock price appreciation realized by all our stockholders and aligns an employee's interests with that of our stockholders. The Compensation Committee believes equity-based incentive compensation aligns executive and stockholder interests because (i) the use of a multi-year vesting schedule for equity awards encourages executive retention and emphasizes long-term growth, and (ii) paying a significant portion of management's compensation in our equity provides management with a powerful incentive to increase stockholder value over the long term. The Compensation Committee determines appropriate individual long-term incentive awards in the exercise of its discretion in view of the above criteria and applicable policies.

Compensation of Executive Chairman of the Board of Directors

      The Compensation Committee, either alone or with the other independent members of our Board, has the authority to determine and approve Mr. Kanders' compensation. The Compensation Committee followed the same philosophy and guidance principles described above in determining the compensation package for Mr. Kanders, our Executive Chairman of the Board of Directors.

      As Executive Chairman of the Board of Directors, Mr. Kanders is compensated pursuant to an employment agreement entered into in December 2002. During fiscal 2005, Mr. Kanders received an aggregate base salary of $250,000 in accordance with his employment agreement. In addition, Mr. Kanders is entitled, at the discretion of our Board of Directors, to performance bonuses which may be based upon a variety of factors and to participate in our stock incentive plans and other bonus plans adopted by us based on his performance and Clarus' performance. In 2005, Mr. Kanders was not awarded a cash bonus, stock options to purchase our common stock, shares of restricted common stock, or shares of common stock.

      The Compensation Committee considers Mr. Kanders' level of compensation appropriate for his leadership of the Company during fiscal 2005.

Compensation of Chief Administrative Officer

      The Compensation Committee, either alone or with the other independent members of our Board, has the authority to determine and approve Mr. Ekern's compensation. The Compensation Committee follows the same philosophy and guidance principles described above in determining the compensation package for Mr. Ekern, our Chief Administrative Officer.

      As Chief Administrative Officer, Mr. Ekern is compensated pursuant to an employment agreement entered into in December 2002 but effective as of November 25, 2002. During 2005, Mr. Ekern received an aggregate base salary of $200,000, an increase of $25,000 above the $175,000 base salary he is to receive in accordance with his employment agreement. In addition, the Compensation Committee recommended that the Board award him, for 2005, a cash bonus in the amount of $175,000.

      The criteria the Compensation Committee considered in determining Mr. Ekern's compensation included the annual financial performance of the Company, Mr. Ekern's performance of his duties and responsibilities, his efforts in identifying suitable merger partners and acquisition candidates in connection with our asset redeployment strategy, his efforts in connection with a previously announced acquisition that terminated in January 2006 without the consummation of the acquisition, and Clarus' reduction of its cash expenditure rate, as well as the performance of our stock price since Mr. Ekern became our Chief Administrative Officer. The Compensation Committee also considered other individual considerations such as leadership, ethics and corporate governance, and compensation awarded to executive officers at similarly-situated companies.

      The Compensation Committee considers Mr. Ekern's level of compensation appropriate in light of his efforts on behalf of the Company during fiscal 2005.

Section 162(m) of the Internal Revenue Code

      Section 162(m) of the IRC generally disallows a tax deduction to public corporations for compensation other than performance-based compensation over $1,000,000 paid for any fiscal year to an individual who, on the last day of the taxable year, was (i) the chief executive officer or (ii) among the four other highest compensated executive officers whose compensation is required to be reported in the Summary Compensation Table contained herein. Compensation programs generally will qualify as performance-based if (1) compensation is based on pre-established objective performance targets, (2) the programs' material features have been approved by stockholders, and (3) there is no discretion to increase payments after the performance targets have been established for the performance period. The Compensation Committee desires to maximize deductibility of compensation under Section 162(m) of the IRC to the extent practicable while maintaining a competitive, performance-based compensation program. However, the Compensation Committee also believes that it must reserve the right to award compensation which it deems to be in our best interest and our stockholders but which may not be tax deductible under Section 162(m) of the IRC.

Submitted by the Compensation Committee of the Board of Directors:

      Nicholas Sokolow (as Chairman)
      Burtt Ehrlich

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 2005, none of the members of our Compensation Committee (i) served as an officer or employee of Clarus or its subsidiaries, (ii) was formerly an officer of Clarus or its subsidiaries or (iii) entered into any transactions with Clarus or its subsidiaries. During fiscal 2005, none of our executive officers (i) served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served on our Compensation Committee, (ii) served as director of another entity, one of whose executive officers served on our Compensation Committee, or (iii) served as member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served as a director of Clarus.

PERFORMANCE GRAPH

Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on our common stock to the cumulative total return of the NASDAQ National Market Composite and The Russell 2000 Index for the period commencing on December 31, 2000 and ending December 31, 2005 (the "Measuring Period"). The graph assumes that the value of the investment in our common stock and each index was $100 on December 31, 2000. The yearly change in cumulative total return is measured by dividing (1) the sum of (i) the cumulative amount of dividends for the Measuring Period, assuming dividend reinvestment, and (ii) the change in share price between the beginning and end of the Measuring Period, by (2) the share price at the beginning of the Measuring Period.

The Company considered providing a comparison consisting of a group of peer companies in an industry or line-of-business similar to us, but could not reasonably identify a group of comparable peer companies that the Company believed would provide our stockholders with a meaningful comparison. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

                     COMPARISON OF CUMULATIVE TOTAL RETURN*
             AMONG CLARUS, THE NASDAQ NATIONAL MARKET COMPOSITE AND
                             THE RUSSELL 2000 INDEX


                        12/31/00       12/31/01       12/31/02      12/31/03       12/31/04       12/31/05
                        --------       --------       --------      --------       --------       --------

   CLARUS
 CORPORATION             $100.00         $89.14         $80.29       $104.29        $128.57        $119.29

  NASDAQ
 NATIONAL
  MARKET                 $100.00         $78.95         $54.06        $81.09         $88.06         $89.27
COMPOSITE

THE RUSSELL
2000 INDEX               $100.00        $101.03         $79.23       $115.18        $134.75        $139.23


                                [GRAPHIC OMITTED]

                 * $100 INVESTED ON 12/31/01 IN STOCK OR INDEX -
                      INCLUDING REINVESTMENT OF DIVIDENDS.

                                  OTHER MATTERS

      As of the date of this Proxy Statement, the Board of Directors does not intend to present any other matter for action at the meeting other than as set forth in the Notice of Annual Meeting and this Proxy Statement. If any other matters properly come before the meeting, it is intended that the shares represented by the proxies will be voted, in the absence of contrary instructions, in the discretion of the persons named in the Proxy Card.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act, requires our directors and executive officers and any persons who own more than 10% of our capital stock to file with the Securities and Exchange Commission (and, if such security is listed on a national securities exchange, with such exchange), various reports as to ownership of such capital stock. Such persons are required by the Securities and Exchange Commission's regulations to furnish us with copies of all Section 16(a) forms they file.

      Based solely upon reports and representations submitted by the directors, executive officers and holders of more than 10% of our capital stock, all Forms 3, 4 and 5 showing ownership of and changes of ownership in our capital stock during the 2005 fiscal year were timely filed with the Securities and Exchange Commission.

                                    FORM 10-K

      We will provide, without charge, to each stockholder as of the Record Date, upon our receipt of a written request of the stockholder, a copy of our Annual Report on Form 10-K for the year ended December 31, 2005, including the financial statements and schedules, as filed with the Securities and Exchange Commission. Stockholders should direct the written request to Clarus Corporation, One Landmark Square, 22nd Floor, Stamford, Connecticut 06901 attention Secretary.

              REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS, NOMINATION OF DIRECTORS AND OTHER BUSINESS OF STOCKHOLDERS

      Under the rules of the Securities and Exchange Commission, if a stockholder wants us to include a proposal in our Proxy Statement and Proxy Card for presentation at our 2007 Annual Meeting, the proposal must be received by us at our principal executive offices by January 17, 2007 (or, if the 2007 Annual Meeting is called for a date not within 30 calendar days before or after June 22, 2007, within a reasonable time before we begin to print and mail our proxy materials for the meeting). The proposal should be sent to the attention of:
Clarus Corporation, One Landmark Square, 22nd Floor, Stamford, Connecticut 06901, attention Secretary and must include the information and representations that are set out in Exchange Act Rule 14a-8.

      Under our Amended and Restated Bylaws, and as permitted by the rules of the Securities and Exchange Commission, certain procedures are provided that a stockholder must follow to nominate persons for election as directors or to introduce an item of business at a meeting of our stockholders outside of the requirements set forth in Exchange Act Rule 14a-8. These procedures provide that nominations for director nominees and/or an item of business to be introduced at a meeting of our stockholders must be submitted in writing to the Secretary of the Company at our principal executive offices. Any written submission by a stockholder including a director nomination and/or item of business to be presented at a meeting of our stockholders must comply with the procedures and such other requirements as may be imposed by our Amended and Restated Bylaws, Delaware law, the NASDAQ, the rules and regulations of the Securities and Exchange Commission and must include the information necessary for the Board to determine whether the candidate qualifies as independent under the NASDAQ's rules.

      We must receive notice of the intention to introduce a director nomination or to present an item of business at our 2007 Annual Meeting (a) not less than sixty (60) days nor more than ninety (90) days prior to June 22, 2007 if our 2007 Annual Meeting is held within thirty (30) days before or after June 22, 2007; or (b) not later than the close of business on the tenth (10th) day following the day on which the notice of meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first, in the event our 2007 Annual Meeting is not held within thirty (30) days before or after June 22, 2007. In the event we call a special meeting of our stockholders, we must receive your intention to introduce a director nomination or to present an item of business at the special meeting of stockholders not later than the close of business on the tenth (10th) day following the day on which the notice of such special meeting of stockholders was mailed or public disclosure of the date of the meeting was made, whichever occurs first.

      Assuming that our 2007 Annual Meeting is held on schedule, we must receive notice of your intention to introduce a director nomination or other item of business at that meeting not less than sixty (60) days nor more than ninety (90) days prior to June 22, 2007. If we do not receive notice within the prescribed dates, or if we meet other requirements of the Securities and Exchange
Commission rules, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when these matters are raised at the meeting.

      In addition, nominations or proposals not made in accordance herewith may be disregarded by the chairman of the meeting in his discretion, and upon his instructions all votes cast for each such nominee or for such proposals may be disregarded.

                                                      FOR THE BOARD OF DIRECTORS

                                                      Nigel P. Ekern
                                                      Secretary

                    [FORM OF PROXY-FRONT SIDE OF TOP PORTION]

                               CLARUS CORPORATION
                  ANNUAL MEETING OF STOCKHOLDERS, JUNE 22, 2006
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Warren B. Kanders and Nigel P. Ekern, as proxies each with full power of substitution, and hereby authorizes them to appear and vote as designated below, all shares of Common Stock of Clarus Corporation held on record by the undersigned on May 10, 2006, at the Annual Meeting of Stockholders to be held on June 22, 2006, at 10:30 a.m. Eastern Daylight Time, at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901 and any adjournments or postponements thereof and upon any and all matters which may properly be brought before the meeting or any adjournments or postponements thereof, thereby revoking all former proxies.

                  The Board of Directors recommends a vote FOR
                           the Election of Directors.

      The undersigned hereby directs this Proxy to be voted:

      Election of Directors

      Burtt R. Ehrlich
      Donald L. House
      Warren B. Kanders
      Nicholas Sokolow

      |_| FOR                                   |_| WITHHOLD AUTHORITY

          the election as directors of all          to vote for all nominees
          nominees listed above                     listed above


WITHHOLD authority to vote for any individual nominee. Write the name of the nominee for which authority to vote is being withheld on the line below.

--------------------------------------------------------------------------------

      IMPORTANT: PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

                         (Continued from the other side)

Shares represented by this Proxy will be voted at the meeting in accordance with the stockholder's specifications above. Unless otherwise specified, the shares will be voted "for" the "Election of Directors". The Proxy confers discretionary authority in respect to matters not known or determined at the time of the mailing of the notice of the Annual Meeting of Stockholders to the undersigned.

                                       Date:                              , 2006
                                             -----------------------------

                                       -----------------------------------------
                                       Signature of Stockholder

                                       -----------------------------------------
                                       (Signature if held jointly)

                                       Note:  Please mark, sign, date and return
                                       this Proxy  promptly  using the  enclosed
                                       envelope.  When  shares are held by joint
                                       tenants,  both should sign.  When signing
                                       as  attorney,  executor,   administrator,
                                       trustee  or  guardian,  please  give full
                                       title  as  such.  If  a  corporation   or
                                       partnership, please sign in corporate or partnership name by an authorized person.